Exhibit 10.2

SUBSCRIPTION AGREEMENT

A completed and originally executed copy of this Subscription Agreement, the Private Placement Questionnaire and Undertaking attached as Schedule “A”, the Confirmation of Status as U.S. “Accredited Investor” attached as Schedule “B” and the Confirmation of Status as British Columbia “Accredited Investor” attached as Schedule “C” (if the Purchaser is a resident of British Columbia, Canada), must be delivered by no later than 4:30 p.m. (Vancouver time) on September 24, 2004 to:

Global Resource Investments Ltd.
c/o Perkins Smith & Cohen LLP
One Beacon Street
Boston, Massachusetts 02108
Fax No: (617) 854-4040

Issuer: Vista Gold Corp.	Issue:	Units, each unit consisting of one Share (as defined below) and one Warrant (as defined below)

Price per Unit: U.S.$3.30	Total Subscription Price: U.S.$

Number of Units:

Name and Address of Purchaser:

Name:
Address:
(Street Address)

(City and State/Province or Country)

(Zip Code/Postal Code)

Alternate Registration Instructions for Certificates:  If other than in the name of the Purchaser:

Name:	Address:
(Street Address)

(City and State/Province or Country)

(Zip Code/Postal Code)

Delivery Instructions:  The name and address (including contact name and telephone number) of the person to whom the certificates representing the Shares and Warrants are to be delivered, if other than the Purchaser:

Name:	Address:
(Street Address)

(City and State/Province or Country)

(Zip Code/Postal Code)

Number and type of securities of Vista Gold Corp. presently held directly and indirectly:

Type of Security	Number
Common shares
Convertible security

TO:                         VISTA GOLD CORP.

1.                             Subscription.  The undersigned (the “Purchaser”) hereby tenders to Vista Gold Corp. (the “Corporation”) this subscription offer which, upon acceptance by the Corporation, will constitute an agreement (the “Subscription Agreement”) of the Purchaser with the Corporation to purchase from the Corporation and, on the part of the Corporation, to sell to the Purchaser, the Units (as defined below) set out on the cover page hereof (the “Purchaser’s Units”) at the price of U.S.$3.30 per Unit (the “Purchase Price”), all on the terms and subject to the conditions set forth in this Subscription Agreement.  Each Unit will consist of one Share (as defined below) and one Warrant (as defined below).

2.                             Acknowledgement.  The Purchaser acknowledges that the Purchaser’s Units will be issued in connection with the creation and issuance of an aggregate of up to 1,966,456 Units for an aggregate subscription price of up to U.S.$6,489,304.80 to be sold by the Corporation by private placement (the “Offering”) and that the Corporation has agreed to pay Global Resource Investments Ltd. (the “Finder”) a fee equal to 5% of the gross proceeds received by the Corporation in connection with the Offering as consideration for the Finder introducing the Purchaser and other Purchasers to the Corporation.  The Purchaser acknowledges that the Finder and its related entities and their respective officers and directors, together hold directly or indirectly, an aggregate of 723,907 Shares and warrants entitling the holders to purchase a further 1,381,381 Shares which together as a group would represent approximately 12.3% of the issued and outstanding Shares.  In addition, the Purchaser acknowledges that the definitive terms and conditions and form of the Warrants will be set forth in the Warrant Indenture (as defined below).

3.                             Definitions.  In this Subscription Agreement, unless the context otherwise requires:

(a)           “1933 Act” means the Securities Act of 1933, as amended, of the United States;

(b)           “1934 Act” means the Securities Exchange Act of 1934, as amended, of the United States;

(c)           “affiliate”, “associate”, “distribution” and “insider” have the respective meanings ascribed to the them in the Securities Act (British Columbia);

(d)           “Closing” means the completion of the issue and sale by the Corporation, and the purchase by the Purchasers, of the Units;

(e)           “Closing Date” means September 29, 2004 or such other date as the Corporation and the Finder may agree but in any event, such date shall be no later than October 1, 2004 without approval from the Toronto Stock Exchange;

(f)            “Closing Time” means 9:00 a.m. (Vancouver time) on the Closing Date or such other time as the Corporation and the Finder may agree;

(g)           “Financial Statements” means the audited annual financial statements of the Corporation as at and for the year ended December 31, 2003 and the unaudited financial statements of the Corporation as at and for the six month period ended June 30, 2004;

(h)           “International Jurisdiction” means a country other than Canada or the United States;

(i)            “International Securities Laws” means any securities laws having application to the Purchaser and the purchase by the Purchaser of the Purchaser’s Units other than the laws of Canada or the United States, and all regulatory notices, orders, regulations, policies and other instruments incidental thereto;

(j)            “Private Placement Questionnaire and Undertaking” means the questionnaire and undertaking required by the Toronto Stock Exchange in the form of Schedule “A” hereto;

(k)           “Public Record” means the prospectuses, annual reports, quarterly reports, current reports, annual information forms, offering memoranda, proxy statements, material change reports, press releases and technical reports filed with the Toronto Stock Exchange, the American Stock Exchange, any applicable Canadian securities regulatory authority and the SEC on or during the 12 months preceding the date hereof;

(l)            “Purchaser” means the purchaser of Units hereunder, and “Purchasers” means all purchasers of the Units including the Purchaser hereunder;

(m)          “Registration Statement” means a registration statement under the 1933 Act relating to the Shares and the Warrant Shares;

(n)           “Regulation S” means Regulation S under the 1933 Act;

(o)           “Reporting Province” means the Province of British Columbia;

(p)           “SEC” means the United States Securities and Exchange Commission;

(q)           “Securities” means collectively, the Units, the Shares, the Warrants and the Warrant Shares;

(r)            “Shares” means common shares without par value in the capital of the Corporation;

(s)           “Trustee” means Computershare Trust Company of Canada;

(t)            “Underlying Securities” means collectively, the Shares, the Warrants and the Warrant Shares;

(u)           “Unit” means one Share and one Warrant;

(v)           “United States” means the United States as that term is defined in Regulation S;

(w)          “U.S. Person” means a U.S. person as that term is defined in Regulation S;

(x)            “Warrant Indenture” means the indenture to be dated as of the Closing Date, and to be entered into between the Corporation and the Trustee pursuant to which the Warrants will be issued;

(y)           “Warrant Shares” means the Shares issuable upon exercise of the Warrants in accordance with their terms; and

(z)            “Warrants” means the common share purchase warrants of the Corporation comprising part of the Units to be issued by the Corporation hereunder and having the characteristics described in section 4 below;

4.                             Warrant Indenture.  The Warrants will be represented and governed by the Warrant Indenture.  The Warrant Indenture will contain provisions to the following effect:

(a)           Right to Shares - Each whole Warrant will be exercisable to acquire, subject to adjustment as set out in the Warrant Indenture, one Warrant Share at any time from the Closing Date until 4:30 p.m. (Vancouver time) on the day which is 24 months after the Closing Date at the price of U.S.$4.75 per Warrant Share (the “Exercise Price”), subject to the Warrant Trigger (as defined below) and the decrease to the Exercise Price as described below.

                Starting six months after the date the Registration Statement is declared effective by the SEC, if the closing trading price of the Shares on the American Stock Exchange is U.S.$5.50 or greater for a period of 20 consecutive trading days (such event, the “Warrant Trigger”), the Corporation will have the option for a period of 15 business days after the end of such period to request that the Warrants be exercised within 15 business days of the date the Corporation provides notice that the Warrant Trigger has occurred.  If the Warrants are not exercised within 15 business days following this notice, the Warrants will expire.

                In the event that a Registration Statement is not declared effective by the SEC within six months from the Closing Date (the “Registration Date”) the Exercise Price of each outstanding Warrant shall automatically decrease to U.S.$4.25 per Warrant Share and such Exercise Price shall be in effect until the expiry of the Warrants.

(b)           Adjustment Provisions - The number of Warrant Shares issuable on the exercise of a Warrant and the Exercise Price will be subject to adjustment in certain events, including the subdivision, consolidation, change or reclassification of Shares, the issue of the Shares by way of stock dividends other than dividends paid in the ordinary course, and the distribution to all or substantially all the holders of the Shares of rights entitling them to subscribe for or purchase Shares at a price that is less than 95% of the then current market price of the Shares.

(c)           Amendment of Warrant Indenture - The Corporation and the Trustee may amend or correct the Warrant Indenture or any supplemental indenture or the rights of the holders of the Warrants in certain ways which, in general, do not affect the substance thereof or do not prejudice the holders of Warrants.  Otherwise, the Corporation and the Trustee may only amend the Warrant Indenture or any supplemental indenture or the rights of the holders of the Warrants with approval of the holders of the Warrants given by resolution passed at a meeting at which a quorum is present pursuant to the terms of the Warrant Indenture by the affirmative votes of holders of 66.67% of the Warrants voted at the meeting or consented to in writing by the holders of 66.67% of the Warrants then outstanding.

(d)           Dividends - Warrants that are exercised will not be entitled to any cash or stock dividends or any other distributions paid or declared but unpaid on the Shares during the period from the Closing Date to the time of such exercise.

(e)           Other Provisions - The provisions of the Warrant Indenture and the attributes and characteristics of the Warrants represented thereby will be substantially as described herein, with such changes thereto as the Corporation and the Finder may agree, and otherwise the Warrant Indenture will be in such form and contain such terms and provisions as are reasonably satisfactory to the Corporation and the Finder.

5.                             Delivery and Payment.  The Purchaser agrees that the following shall be delivered to the Finder, care of Perkins Smith & Cohen LLP at the address and by the date and time set out on the cover page hereof, or such other place, date or time as the Finder may advise:

(a)           a completed and duly signed copy of this Subscription Agreement;

(b)           a completed and duly signed copy of a Private Placement Questionnaire and Undertaking in the form attached hereto as Schedule “A”;

(c)           a completed and duly signed copy of the Confirmation of Status as U.S. “Accredited Investor” attached hereto as Schedule “B”;

(d)           if the Purchaser is a resident of British Columbia, a completed and duly signed copy of the Confirmation of Status as British Columbia “Accredited Investor” attached hereto as Schedule “C”;

(e)           all other documentation as may be required by applicable securities laws; and

(f)            a wire transfer in United States currency made payable to the Corporation in accordance with the instructions provided by the Finder, representing the aggregate Purchase Price for the Purchaser’s Units, or such other method of payment against delivery of the Units as the Corporation may accept.

The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Corporation.  The Purchaser consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

6.                             Closing.  The transactions contemplated hereby will be completed at the Closing at the offices of Borden Ladner Gervais LLP in Vancouver, British Columbia or at such other location as may be agreed to by the Corporation and the Finder.  The Purchaser acknowledges that the Purchaser’s Units will be available for delivery to it at the Closing against payment of the amount of the aggregate Purchase Price for the Purchaser’s Units.

7.                             Representations and Warranties of the Corporation.  By accepting this offer, the Corporation represents and warrants to the Purchaser as follows:

(a)           the Corporation has been duly incorporated and is validly subsisting and in good standing under the Business Corporations Act (Yukon Territory), and has all requisite corporate power and capacity to enter into and carry out its obligations under, this Subscription Agreement;

(b)           on the Closing Date, the Corporation will have taken all corporate steps and proceedings necessary to approve the transactions contemplated hereby, including the execution and delivery of this Subscription Agreement;

(c)           the outstanding Shares are listed and posted for trading on the Toronto Stock Exchange and the American Stock Exchange;

(d)           no order ceasing or suspending trading in the securities of the Corporation nor prohibiting the sale of such securities has been issued to the Corporation or its directors, officers or promoters and, to the best of the knowledge of the Corporation, no investigations or proceedings for such purposes are pending or threatened;

(e)           prior to the Closing Date, the Corporation will have obtained all required approvals from the Toronto Stock Exchange and the American Stock Exchange in order to permit the completion of the transactions contemplated hereby;

(f)            the Corporation is a reporting issuer in good standing under the securities laws of the Reporting Province and is a reporting company under the 1934 Act, and no material change relating to the Corporation has occurred with respect to which the requisite material change report has not been filed under any applicable securities laws in the Reporting Province and no such disclosure has been made on a confidential basis;

(g)           the Corporation has full corporate power and authority to undertake the Offering, to issue the Securities, and at the Closing Time, the Shares and the Warrants will be duly and validly created, authorized and issued, and all Warrant Shares issuable upon exercise of the Warrants will be duly and validly authorized, allotted and reserved for issuance upon exercise of the Warrants and will, upon exercise of the Warrants be issued as fully-paid and non-assessable Shares;

(h)            the Corporation and its subsidiaries are the beneficial owners of or have the right to acquire the interests in the properties, business and assets referred to in the Public Record, and any and all agreements pursuant to which the Corporation or its subsidiaries holds or will hold any such interests in properties, business or assets are in good standing in all material respects according to their terms, and the properties are in good standing in all material respects under the applicable statues and regulations of the jurisdictions in which they are situated;

(i)            the Public Record is in all material respects accurate and omits no facts, the omission of which makes the Public Record or any particulars therein, misleading or incorrect;

(j)            except as disclosed in the Public Record, no actions, suits, inquiries or proceedings are pending or, to the knowledge of the Corporation, are contemplated or threatened to which the Corporation or its subsidiaries is a party or to which the property of the Corporation or its subsidiaries is subject that would result individually or in the aggregate in any material adverse change in the operations, business or condition (financial or otherwise) of the Corporation or its subsidiaries;

(k)           the Financial Statements present fairly, in all material respects, the financial position of the Corporation and its subsidiaries on a consolidated basis as at the dates set out therein and the results of their operations and the changes in their financial position for the periods then ended, in accordance with Canadian generally accepted accounting principles;

(l)            except as disclosed in the Public Record, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Corporation or its subsidiaries, as set forth in the Financial Statements, and there has not been any material adverse change in the business, operations or condition (financial or otherwise) or results of the operations of the Corporation or its subsidiaries, since June 30, 2004 and since that date there have been no material facts, transactions, events or occurrences which could materially adversely affect the business of the Corporation or its subsidiaries;

(m)          the Corporation and its subsidiaries have conducted and are conducting their businesses in compliance with all applicable laws, by-laws, rules and regulations of each jurisdiction in which their businesses are carried on and hold all licences, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their businesses to be carried on as now conducted or as proposed to be conducted, and all such licences, registrations, permits, consents and qualifications are valid and subsisting and in good standing and neither the Corporation nor its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, registration, permit, consent or qualification which, if the subject of an unfavourable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, condition (financial or otherwise) or income of the Corporation or its subsidiaries;

(n)           the Corporation has taken or will take all steps as may be necessary for it to comply with the requirements of the applicable securities laws of the Reporting Province and the United States, and such other jurisdictions in which the Units are sold, and the Corporation is entitled to avail itself of the applicable prospectus and registration exemptions available under the applicable securities laws of the Reporting Province and the United States in respect of the offer and sale of the Units; and

(o)          the Corporation has filed all documents that it is required to file under the continuous disclosure provisions of applicable securities laws in Canada and the United States, including annual and interim financial information and annual reports, press releases disclosing material changes and material change reports, and all periodic reports required by Section 13(a) of the 1934 Act and the rules and regulations thereunder.

8.                             Covenants of the Corporation.  The Corporation covenants and agrees with the Purchaser as follows:

(a)           the Corporation will use commercially reasonable efforts to have the Registration Statement declared effective by the SEC by the Registration Date, provided that the Corporation will in no way be liable or responsible to the Purchaser if notwithstanding such efforts such declaration does not occur within the foregoing time period or at all other than that, in the event that a Registration Statement is not declared effective by the

Registration Date, the Exercise Price of each outstanding Warrant shall decrease in the manner specified in section 4(a) above;

(b)           the Corporation will comply with all filing and other disclosure requirements under all applicable securities laws;

(c)           the Corporation will use commercially reasonable efforts to maintain the listing of the Shares on the Toronto Stock Exchange and the American Stock Exchange until the expiry date of the Warrants and for a period of 12 months thereafter; and

(d)           the Corporation will use commercially reasonable efforts to maintain its status as a reporting issuer under applicable securities legislation in the Reporting Province and as a reporting company with the SEC from the date hereof until the expiry date of the Warrants and for a period of 12 months thereafter.

9.                             Conditions for the Benefit of the Purchaser.  The obligations of the Purchaser to complete the purchase of the Purchaser’s Units as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time, for the exclusive benefit of the Purchaser, of each of the following conditions:

(a)           the representations and warranties of the Corporation will be true and correct in all material respects as at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date;

(b)           the Corporation will have, in all material respects, performed and complied with all covenants and agreements contained in this Subscription Agreement to be performed or complied with, or caused to be performed or complied with, by the Corporation at or prior to the Closing;

(c)           all necessary corporate action will have been taken by the Corporation to authorize the execution and delivery of this Subscription Agreement, and to consummate the transactions contemplated by this Subscription Agreement; and

(d)           the Purchaser shall have received an opinion of legal counsel to the Corporation addressing matters related to this Subscription Agreement and the transactions contemplated thereby, in such form as is acceptable to counsel to the Finder acting reasonably.

10.                           Conditions for the Benefit of the Corporation.  The acceptance of this offer and the obligation of the Corporation to complete the issue and sale of the Purchaser’s Units as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time, for the exclusive benefit of the Corporation, of each of the following conditions:

(a)           the representations and warranties of the Purchaser will be true and correct in all material respects as at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date;

(b)           the Purchaser will have, in all material respects, performed and complied with all covenants and agreements contained in this Subscription Agreement to be performed or complied with, or caused to be performed or complied with, by the Purchaser at or prior to the Closing; and

(c)           all necessary corporate action, if any, will have been taken by the Purchaser to authorize the execution and delivery of this Subscription Agreement and to consummate the transactions contemplated by this Subscription Agreement.

11.                           Acceptance or Rejection.  The Corporation will have the right to accept or reject this offer at any time at or prior to the Closing Time.  The Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchaser’s Units to the Purchaser being exempt from any prospectus or offering memorandum requirements of all applicable securities laws.  The Corporation will be deemed to have accepted this offer upon the Corporation’s execution of the acceptance form at the end of this Subscription Agreement and the delivery at the Closing of the certificates representing Shares and Warrants to, or upon the direction of, the Purchaser.

12.                           Appointment of Finder.  The Purchaser (and others for whom the Purchaser is contracting hereunder) hereby irrevocably authorizes the Finder or the Finder’s representative:

(a)           to complete and correct any information contained in this subscription, and any other document prepared by the Purchaser in connection with the Offering, which may require completion or correction;

(b)           to negotiate, settle and amend the form of the Warrant Indenture, and any other agreement entered into or to be entered into in connection with this transaction;

(c)           to negotiate and waive, in whole or in part, or extend the time for compliance with, any of the Corporation’s representations, warranties or covenants, or any of the closing conditions, given or made by the Corporation for the benefit of the Purchaser, all in such manner and on such terms and conditions as the Finder may determine, acting reasonably, without in any way affecting the Purchaser’s obligations or the obligations of such others hereunder;

(d)           to act as the Purchaser’s representative at the Closing to, among other things, receive the legal opinion pursuant to section 9(d) and to swear, execute and file any receipts or other required documentation on behalf of the Purchaser; and

(e)           to terminate this subscription on behalf of the Purchaser in the event that any condition precedent to the Closing has not been satisfied by the date set therefor.

Although the Finder may have introduced the Purchaser to the Corporation, the Purchaser acknowledges and agrees with, and for the benefit of, the Finder, such acknowledgments and agreements to survive the Closing, that:

(f)            the Finder and its directors, officers, employees, agents and representatives have no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any Public Record or other publicly available information concerning the Corporation, or as to whether all information concerning the Corporation that is required to be publicly disclosed by it has been generally disclosed;

(g)           the Finder has not conducted any due diligence or otherwise engaged in any independent verification or investigation with respect to the information contained in the Public Record or any other information regarding the Corporation, whether public or private, including the representations of the Corporation herein; and

(h)           the Finder is entitled to rely on the respective representations, statements, covenants and answers of the Purchaser and the Corporation contained in this subscription, and that the Purchaser will hold harmless the Finder and the Corporation from any loss or damage they may suffer whatsoever as a result of the Purchaser’s failure to accurately complete any of the information required to be completed by the Purchaser herein.

13.                           Purchaser’s Acknowledgements. The Purchaser acknowledges and agrees that as the sale of the Purchaser’s Units will not be qualified by a prospectus, such sale is subject to the condition that the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) sign and return to the Corporation all relevant documentation required by applicable Canadian and United States securities laws and the rules, regulations and policies of the Toronto Stock Exchange and the American Stock Exchange.  The Purchaser acknowledges and agrees that the Corporation may be required to provide to applicable securities regulatory authorities the identities of the beneficial purchasers of the Units and will be required to provide the Toronto Stock Exchange the identities of all persons having a greater than 10% beneficial interest in the Purchaser.  Notwithstanding that the Purchaser may be purchasing Units as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

In addition, the Purchaser acknowledges:

(a)           no securities commission or other regulatory authority has reviewed or passed upon the merits of the Securities;

(b)           there is no government or other insurance covering the Securities;

(c)           there are risks, including those set forth in the Public Record, associated with the purchase of the Securities;

(d)           there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions (whether U.S., Canadian or otherwise) are and to comply with them before selling the Securities;

(e)           the Corporation has advised the Purchaser that it is relying on an exemption from the requirements under applicable securities laws to provide the Purchaser with a prospectus and to sell the Securities through a person registered to sell securities under the applicable securities laws, and other applicable legislation, and that as a consequence of acquiring these securities pursuant to these exemptions, certain protections, including statutory rights of rescission or damages, will not be available to the Purchaser;

(f)           none of the Securities to be issued and delivered to the Purchaser hereunder have been registered under the 1933 Act, and accordingly the Securities are subject to restrictions on transferability and resale and may not be offered, sold, gifted, pledged, hypothecated, transferred, assigned or otherwise disposed of unless registered under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act.  The certificates representing the Warrants shall bear the following legend, which legend shall remain on the said certificates until compliance with the terms thereof:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AFTER THE CLOSING DATE].

NEITHER THIS CERTIFICATE NOR THE SECURITIES REPRESENTED HEREBY NOR ANY SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH SECURITIES, NOR ANY INTEREST IN OR RIGHTS UNDER SAME, HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE, AND NEITHER THIS CERTIFICATE NOR THE SECURITIES REPRESENTED HEREBY NOR ANY SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH SECURITIES, NOR ANY INTEREST IN OR RIGHTS UNDER SAME, MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION .”,

and the certificates representing the Shares and the Warrant Shares shall bear the following legend, which legend shall remain on the said certificates until compliance with the terms thereof, provided that if Warrant Shares are not issued within four months of the Closing Date the first paragraph of the following legend shall not appear on the certificates representing the Warrant Shares:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AFTER THE CLOSING DATE]

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.  NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION

STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”;

(g)           the first trade in British Columbia of the Securities acquired by the Purchaser may only be made in accordance with the following rules:

(i)            the Corporation is and has been a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the trade;

(ii)           at least four months have elapsed from the distribution date of the Units;

(iii)          the certificates representing the Securities were issued carrying the legend as required in section 2.5(2)3(a) of Canadian Multilateral Instrument 45-102 Resale of Securities (“MI 45-102”);

(iv)          the trade is not a “control distribution” within the meaning of MI 45-102;

(v)           no unusual effort is made to prepare the market or to create a demand for the Securities;

(vi)          no extraordinary commission or other consideration is paid in respect of the trade, and

(vii)         if the Purchaser is an insider of the Corporation, the Purchaser has no reasonable grounds to believe that the Purchaser is in default of any securities laws.

14.                           Purchaser’s Representations and Warranties.  The Purchaser represents and warrants to the Corporation, as representations and warranties that are true as of the date of this offer and will be true as of the Closing Date, that:

(a)           Authorization and Effectiveness - if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon acceptance by the Corporation, this offer will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms;

(b)           Residence - the Purchaser is a resident of the jurisdiction referred to under “Name and Address of Purchaser” on the cover page hereof;

(c)           Purchasing as Principal - except to the extent contemplated in paragraph (e) below, the Purchaser is purchasing the Purchaser’s Units as principal (as defined in all applicable securities laws) for its own account and not for the benefit of any other person;

(d)           Purchasing for Investment Only - except to the extent contemplated in paragraph (e) below, the Purchaser is purchasing the Purchaser’s Units for investment only and not with a view to any resale, distribution or other disposition in violation of Canadian, United States federal or state, or other securities laws;

(e)           Purchasing as Agent or Trustee - in the case of the purchase by the Purchaser of the Purchaser’s Units as agent or trustee for any principal, each beneficial purchaser of the Purchaser’s Units for whom the Purchaser is acting, is purchasing its Purchaser’s Units as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to any resale, distribution or other disposition, and the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(f)            Purchaser Has Benefit of Statutory or Other Exemptions - the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the 1933 Act (and has initialled and executed Schedule “B” hereto to confirm its representation and warranty regarding the specific category or categories under which it so qualifies), and

(i)            if resident in British Columbia, is an “accredited investor” within the meaning of Multilateral Instrument 45-103 Capital Raising Exemptions (“MI 45-103”) (and has completed and duly signed Schedule “C” hereto to confirm its representation and warranty regarding the specific category or categories under which it so qualifies),

(ii)           if resident in an International Jurisdiction

(A)          is knowledgeable of, or has been independently advised as to, the International Securities Laws, if any, which apply to the Purchaser and the purchase by the Purchaser of the Purchaser’s Units (and the issuance of the Underlying Securities),

(B)           is purchasing the Purchaser’s Units pursuant to an exemption from any prospectus, registration or similar requirements under International Securities Laws, or, if such is not applicable, the Purchaser is permitted to purchase the Purchaser’s Units under International Securities Laws without the need to rely on exemptions,

(C)           International Securities Laws do not (or will not) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction with respect to the purchase by the Purchaser of the Purchaser’s Units (or the issuance to the Purchaser of the Purchaser’s Units or the Underlying Securities), and

(D)          the distribution of the Units (and the Underlying Securities) to the Purchaser by the Corporation complies (or will comply) with all International Securities Laws;

(iii)           has status as an exempt purchaser or the equivalent under the securities legislation applicable to it, which status has the effect of eliminating any requirement for a prospectus (or equivalent document) in respect of the purchase of Units by the Purchaser and has provided the Corporation with a copy of the document evidencing or confirming such status; or

(iv)          is purchasing pursuant to a statutory, regulatory or other exemption, or an exemption order permitting such purchase, which exemption or order has the effect of eliminating any requirement for a prospectus (or equivalent document) or the involvement of a registrant in respect of the purchase of Units by the Purchaser and has provided the Corporation with a copy of the document evidencing such exemption or exemption order;

(g)           Corporation or Unincorporated Organization - if the Purchaser, or any beneficial purchaser referred to in paragraph (e) above, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization and resident in British Columbia, each member thereof is an “accredited investor” within the meaning of Multilateral Instrument 45-103 Capital Raising Exemptions;

(h)           Absence of Advertising - the offering and sale of the Purchaser’s Units to the Purchaser were not made or solicited through, and the Purchaser is not aware of, any advertisement of the Units in printed public media, radio, television or telecommunications, including electronic display (such as the Internet), or any other advertisement or general solicitation with respect to the Units including any as contemplated under Rule 502(c) under the 1933 Act;

(i)            No Undisclosed Information - the Purchaser’s Units are not being purchased by the Purchaser as a result of any material information concerning the Corporation that has not been publicly disclosed and the Purchaser’s decision to tender this offer and acquire the Purchaser’s Units has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Corporation or any other person and is based entirely upon currently available public information concerning the Corporation;

(j)            Opportunity to Ask Questions – the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, has been afforded by the Corporation the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and verification of the accuracy of the currently available public information concerning the Corporation;

(k)           Investment Suitability - the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Purchaser’s Units (and the Underlying Securities) and is able to bear the economic risk of loss of such investment;

(l)            Purchaser at Arm’s Length to Corporation – the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, is not a director or officer of the Corporation or any affiliate or associate thereof, does not beneficially own, directly or indirectly, more than 10% of the Shares of the Corporation or any affiliate or associate thereof, and is otherwise at arm’s length to the Corporation and its affiliates and associates;

(m)          Source of Subscription Funds –

(i)            to the best of the Purchaser’s knowledge, none of the subscription funds used for the purchase of the Purchaser’s Units (the “Subscription Funds”) (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and

(ii)           the Purchaser shall promptly notify the Corporation if the Purchaser discovers that any of the representations in paragraph (m)(i) above ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

(n)           Compliance with Anti-Money Laundering Legislation – if the Purchaser is a financial institution (including, without limitation, broker-dealers and investment companies such as United States and offshore unregistered hedge funds, funds-of-funds, commodity pools, private equity funds and venture capital funds):

(i)            it seeks to comply with all applicable laws concerning money laundering and related activities, including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 of the United States (popularly known as the “USA Patriot Act”),

(ii)           in furtherance of such efforts, to the best of its knowledge based on appropriate diligence and investigation, none of the Subscription Funds has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada or the United States, and

(iii)          it will promptly notify the Corporation if the Purchaser discovers that any of the representations in this paragraph (n) ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

The Purchaser acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchaser’s Units under relevant securities legislation.  The Purchaser further agrees that by accepting delivery of the Purchaser’s Units on the Closing Date, it will be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the time of the Closing and that they will survive the purchase by the Purchaser of the Purchaser’s Units and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Purchaser’s Units.

15.                           No Investigation by Finder.  The Purchaser acknowledges and agrees that the Finder assumes no responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Corporation or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed.  The Purchaser further acknowledges and agrees that the Finder has not engaged in or conducted any independent investigation with respect to the Corporation or any such information.

16.                           Resale Restrictions.  The Purchaser understands and acknowledges that the Purchaser’s Units and Underlying Securities will be subject to certain resale restrictions under applicable securities laws and the Private Placement Questionnaire and Undertaking and the Purchaser agrees to comply with such restrictions.  The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and neither the Corporation nor the Finder are in any manner responsible) for complying with such restrictions.

17.                           No Revocation.  The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

18.                           Indemnity.  The Purchaser agrees to indemnify and hold harmless the Corporation and the Finder and their directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Corporation or the Finder in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Corporation or the Finder in connection herewith.

19.                           Modification. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.  Notwithstanding the foregoing, the Purchaser hereby constitutes the Corporation as its agent to correct, on behalf of the Purchaser, any manifest errors or typographical errors contained herein.

20.                           Assignment.  The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Corporation and their respective successors and assigns; provided that, except as herein provided, this Subscription Agreement shall not be assignable by any party without the prior written consent of the other parties.  The benefit and obligations of this Subscription Agreement insofar as they apply to the Purchaser, shall pass with any assignment or transfer of the Shares and Warrants in accordance with their terms.

21.                           Miscellaneous.  All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

22.                           Governing Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Purchaser on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement.

23.                           Facsimile Subscriptions.  The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedules hereto, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Corporation in accordance with the terms hereof.

24.                           Entire Agreement and Headings.  This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.  This Subscription Agreement may be amended or modified in any respect by written instrument only.  The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

25.                           Time of Essence.  Time shall be of the essence of this Subscription Agreement.

26.                           Effective Date.  This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

IN WITNESS WHEREOF the undersigned has executed this Subscription Agreement on the           day of                               , 2004.

Signature of Purchaser (if an individual)	Name of Purchaser (if not an individual)

Per:
Name of Purchaser (if an individual)		Authorized Signatory
Name:
Title:

ACCEPTANCE

The foregoing is acknowledged, accepted and agreed to this         day of                       , 2004.

VISTA GOLD CORP.

Per:
Name:
Title:

SCHEDULE “A”

TORONTO STOCK EXCHANGE

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

QUESTIONNAIRE

1.             DESCRIPTION OF TRANSACTION

(a)           Name of issuer of the Securities

VISTA GOLD CORP.

(b)           Number and Class of Securities to be Purchased

                                  Units (each Unit consisting of one common share and one warrant)

(c)           Purchase Price

U.S.$3.30 per Unit

2.             DETAILS OF PURCHASER

(a)           Name of Purchaser

(b)           Address

(c)           Names and addresses of persons having a greater than 10% beneficial interest in the purchaser

3.             RELATIONSHIP TO ISSUER

(a)           Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)?  If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider

(b)           If the answer to (a) is “no”, are the purchaser and the issuer controlled by the same person or company?  If so, give details

4.             DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof

UNDERTAKING

TO:         Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of the Toronto Stock Exchange and any other regulatory body having jurisdiction.

Dated at                                             this         day of                          , 2004.

(Name of Purchaser - please print)

(Authorized Signatory)

(Official Capacity - please print)

(please print name of individual whose signature appears above, if different from name of purchaser printed above)

Schedule “B”

- Confirmation of Status as U.S. “Accredited Investor”
(within the meaning of Rule 501(a) of Regulation D under the United States Securities Act of 1933)

By initialling where indicated below, the Purchaser is confirming its representation and warranty regarding the category or categories under which it qualifies as an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the United States Securities Act of 1933:

[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

(a)

Natural Person - Net Worth Test. The Purchaser is a natural person whose total personal net worth, either individually or jointly with such person’s spouse, at the time of his purchase, exceeds U.S.$1,000,000.

☐

(b)

Natural Person - Income Test. The Purchaser is a natural person who had individual income in excess of U.S.$200,000, or joint income with the person’s spouse in excess of U.S.$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

☐

(c)

Business and Non-profit Entities. The Purchaser is an organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, none of which has been formed for the specific purpose of acquiring the Units, and each having total assets in excess of U.S.$5,000,000.

☐

(d)

Bank. The Purchaser is a bank as defined in section 3(a)(2) of the United States Securities Act of 1933 or a savings and loan association or other institution specified in section 3(a)(5)A of the United States Securities Act of 1933 whether acting in its individual or fiduciary capacity.

☐

(e)	Broker or Dealer. The Purchaser is a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934.	☐

(f)

Public Employee Plan. The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000.

☐

(g)

Employee Benefit Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐

(h)

Trust. The Purchaser is a trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the United States Securities Act of 1933.

☐

B-1

(i)	Insurance Company. The Purchaser is an insurance company as defined in section 2(13) of the United States Securities Act of 1933.	☐

(j)

Investment Company. The Purchaser is an investment company registered under the United States Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

☐

(k)	SBIC. The Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.	☐

(l)	Private Business Development Company. The Purchaser is a private business development company as defined in section 202(a)(22) of the United States Investment Advisers Act of 1940.	☐

(m)	Director or Officer. The Purchaser is a director or an executive officer of the Corporation.	☐

(n)

Entity Owned by Accredited Investors. The Purchaser is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth in paragraphs (a) through (m) above.

☐

DATED                                 , 2004

Signature of Purchaser

Name of Purchaser

Address of Purchaser

B-2

Schedule “C”

- Confirmation of Status as British Columbia “Accredited Investor”
(within the meaning of Multilateral Instrument 45-103 Capital Raising Exemptions)

By initialling where indicated below, the Purchaser is confirming its representation and warranty regarding the category or categories under which it qualifies as an “accredited investor” within the meaning of Multilateral Instrument 45-103 Capital Raising Exemptions:

[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

All monetary references are in Canadian Dollars.

☐ 1.	A Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada).

☐ 2.	The Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).

☐ 3.	An association under the Cooperative Credit Associations Act (Canada) located in Canada or a central co-operative credit society for which an order has been made under subsection 473(1) of that Act.

☐ 4.

A subsidiary of any person or company referred to in paragraphs (1) to (3), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

☐ 5.

A person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

☐ 6.	An individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (5).

☐ 7.	The government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada.

☐ 8.	A municipality, public board or commission in Canada.

☐ 9.	Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

☐ 10.	A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.

☐ 11.

An individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

☐ 12.

An individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year.

☐ 13.

A person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements.

☐ 14.	A mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors.

☐ 15.

A mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts.

☐ 16.

A trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account.

☐ 17.

A person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser.

☐ 18.

A registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded.

☐ 19.	An entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) through (5) and paragraph (10) in form and function.

☐ 20.

A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

Note:      A summary of the meanings of some of the terms used in this certificate follows the signature block below.

DATED                                 , 2004

Signature of Purchaser

Name of Purchaser

Address of Purchaser

For the purposes of this certificate, the following definitions are included for convenience:

(a)           “eligibility adviser” means

(i)            an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)           in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants in a jurisdiction of Canada provided that the lawyer or public accountant:

(A)          does not have a professional, business or personal relationship with the issuer, or any of its directors, senior officers, founders or control persons, and

(B)           has not acted for or been retained personally or otherwise as an employee, senior officer, director, associate or partner of a person or company that has acted for or been retained by the issuer or any of its directors, senior officers, founders or control persons within the previous year;

(b)           “financial assets” means cash and securities;

(c)           “founder”, in respect of an issuer, means a person or company who,

(i)            acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)           at the time of the proposed trade, is actively involved in the business of the issuer;

(d)           “fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(e)           “individual” means a natural person, but does not include

(i)            a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(ii)           a natural person in the person’s capacity as trustee, executor, administrator or other legal representative;

(f)            “mutual fund” includes an issuer of securities that entitles the holder to receive on demand or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities;

(g)           “non-redeemable investment fund” means an issuer,

(i)            whose contribution of security holders are pooled for investment,

(ii)           where security holders do not have day-to-day control over the management and investment decisions of the issuer, whether or not they have the right to be consulted or to give directions, and

(iii)          whose securities do not entitle the security holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets of the issuer; and

(h)           “related liabilities” means:

(i)            liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(ii)           liabilities that are secured by financial assets.